                                                                   Exhibit 25.1

                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C. 20549

                                 -----------------

                                      FORM T-1

                              STATEMENT OF ELIGIBILITY
              UNDER THE TRUST INDENTURE ACT OF 1939, AS AMENDED, OF A
                      CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
                        ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305 (b) (2)

                         IBJ WHITEHALL BANK & TRUST COMPANY
                (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

       New York                                           13-5375195
(State of Incorporation                                (I.R.S. Employer
if not a U.S. national bank)                           Identification No.)

One State Street, New York, New York                         10004
(Address of principal executive offices)                   (Zip code)

                    Stephen Giurlando, Assistant Vice President
                         IBJ Whitehall Bank & Trust Company
                                  One State Street
                              New York, New York 10004
                                   (212) 858-2000
             (Name, Address and Telephone Number of Agent for Service)

     METROMEDIA FIBER NETWORK, INC.
                 (Exact name of obligor as specified in its charter)

     Delaware                                              11-3168327
(State or jurisdiction of                               (I.R.S. Employer
incorporation or organization)                         Identification No.)

1 North Lexington Avenue
 White Plains, NY                                              10601
(Address of principal executive office)                      (Zip code)

                             10% SENIOR NOTES DUE 2008
                          (Title of Indenture Securities)

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Item 1.        General information

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

     New York State Banking Department, Two Rector Street, New York, New York

     Federal Deposit Insurance Corporation, Washington, D.C.

     Federal Reserve Bank of New York Second District,
     33 Liberty Street, New York, New York

     (b)  Whether it is authorized to exercise corporate trust powers.


     Yes

Item 2.        Affiliations with the Obligors.

If the obligors are an affiliate of the trustee, describe each such affiliation.

The obligors are not an affiliate of the trustee.


Item 13.       Defaults by the Obligors.

(a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

     None

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(b)  If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligors are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

     None

                                  List of exhibits.

     List below all exhibits filed as part of this statement of eligibility.

     *1.       A copy of the Charter of IBJ Whitehall Bank & Trust Company as amended to date. (See Exhibit 1A to Form T-1, Securities and Exchange Commission File No. 22-18460).

     *2.       A copy of the Certificate of Authority of the trustee to Commence
     Business (Included in Exhibit 1 above).

     *3.       A copy of the Authorization of the trustee to exercise corporate trust powers, as amended to date (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

     *4.       A copy of the existing By-Laws of the trustee, as amended to date
     (See Exhibit 4 to Form T-1, Securities and Exchange Commission File No. 22-19146).

     5.        Not Applicable

     6.        The consent of United States institutional trustee required by
     Section 321(b) of the Act.

     7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

* The Exhibits thus designated are incorporated herein by reference as exhibits hereto. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.



     NOTE

In answering any item in this Statement of Eligibility which relates to matters peculiarly within the knowledge of the obligors and its directors or officers, the trustee has relied upon information furnished to it by the obligors.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base responsive answers to Item 2, the answer to said Item is based on incomplete information.

Item 2, may, however, be considered as correct unless amended by an amendment to this Form T-1.

Pursuant to General Instruction B, the trustee has responded to Items 1, 2 and 16 of this form since to the best knowledge of the trustee as indicated in Item 13, the obligors are not in default under any indenture under which the applicant is trustee.


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                                      SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 4th day of January, 1999.

                                   IBJ WHITEHALL BANK & TRUST COMPANY



                                   By: /s/ Stephen J. Giurlando
                                      --------------------------------------
                                      Stephen J. Giurlando
                                      Assistant Vice President





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                                      SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, IBJ Whitehall Bank & Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility & qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 4th day of January, 1999.



                                   IBJ WHITEHALL BANK & TRUST COMPANY



                                   By: /s/ Stephen J. Giurlando
                                      --------------------------------------
                                      Stephen J. Giurlando
                                      Assistant Vice President









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EXHIBIT 6

                                  CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issue by Metromedia Fiber Network, Inc., of it's 10% Senior Notes due 2008, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                   IBJ WHITEHALL BANK & TRUST COMPANY



                                   By: /s/ Stephen J. Giurlando
                                      --------------------------------------
                                      Stephen J. Giurlando
                                      Assistant Vice President




Dated: January 4, 1999


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EXHIBIT 6

                                  CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, as amended, in connection with the issue by Metromedia Fiber Network, Inc., of its 10% Senior Notes Due 2008, we hereby consent that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                   IBJ WHITEHALL BANK & TRUST COMPANY



                                   By: /s/ Stephen J. Giurlando
                                      --------------------------------------
                                      Stephen J. Giurlando
                                      Assistant Vice President




Dated:   January 4, 1999